UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cannae Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!CANNAE HOLDINGS, INC.
2024 Annual Meeting
Vote by June 18, 2024
11:59 PM ET
CANNAE HOLDINGS, INC.
1701 VILLAGE CENTER CIRCLE
LAS VEGAS, NV 89134V43722-P08801
You invested in CANNAE HOLDINGS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 19, 2024.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 5, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.comControl #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Meeting*
June 19, 2024
10:00 AM PDT
Virtually at:
www.virtualshareholdermeeting.com/CNNE2024
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board
Recommends
1. Election of three Class I directors to serve until the 2027 annual meeting of shareholders.
For
Nominees:
01) William P. Foley, II
02) Douglas K. Ammerman
03) Frank R. Martire
2. Approval of the redomestication of the Company from the State of Delaware to the State of Nevada by conversion. For
3. Approval of an amendment and restatement of the Cannae Holdings, Inc. Amended and Restated 2017 Omnibus
Incentive Plan. For
4. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. For
5. Selection, on a non-binding advisory basis, of the frequency (annual or “1 Year,” biennial or “2 Years,” triennial or
“3 Years”) with which we solicit future non-binding advisory votes on the compensation paid to our named executive officers.
1 Year
6. Ratification of the appointment of Deloitte as our independent registered public accounting firm for the 2024 fiscal year. For
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V43723-P08801